CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of The Travelers Series Trust - Pioneer Fund Portfolio (the "Registrant"), each certify to the best of his knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                          Chief Financial Officer
The Travelers Series Trust -                     The Travelers Series Trust -
Pioneer Fund Portfolio                           Pioneer Fund Portfolio

/s/ R. Jay Gerken                                /s/ Richard L. Peteka
------------------------------------             ---------------------------
R. Jay Gerken                                    Richard L. Peteka
Date: March 8, 2004                              Date: March 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of The Travelers Series Trust - Social Awareness Stock Portfolio (the "Registrant"), each certify to the best of his knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                         Chief Financial Officer
The Travelers Series Trust -                    The Travelers Series Trust -
Social Awareness Stock Portfolio                Social Awareness Stock Portfolio

/s/ R. Jay Gerken                               /s/ Richard L. Peteka
------------------------------------            --------------------------------
R. Jay Gerken                                   Richard L. Peteka
Date: March 8, 2004                             Date: March 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of The Travelers Series Trust - U.S. Government Securities Portfolio (the "Registrant"), each certify to the best of his knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Financial Officer
The Travelers Series Trust -                The Travelers Series Trust -
U.S. Government Securities Portfolio        U.S. Government Securities Portfolio

/s/ R. Jay Gerken                           /s/ Richard L. Peteka
------------------------------------        ---------------------------
R. Jay Gerken                               Richard L. Peteka
Date: March 8, 2004                         Date: March 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.